EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this “Agreement”) is made and entered into on the date set forth on the signature page hereto, to be effective as of February 5, 2011 (the “Effective Date”), by and between RALEY HOLDINGS, LLC, a Nevada limited liability company, on its behalf and on behalf of certain participant lenders (“Agent”) and UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust (“Borrower”).

RECITALS:

A.           Agent and certain participants extended a revolving line of credit (the “Loan”) to Borrower pursuant to that certain Secured Line of Credit Promissory Note in the original maximum principal amount of U.S. Eight  Million and NO/100 Dollars ($8,000,000.00), dated as of February 5, 2010, executed and issued by Borrower to Agent and its assigns, as amended on August 10, 2010 and increased to the new maximum principal amount of U.S. Twenty Million and NO/100 Dollars ($20,000,000.00) (as so amended, and as it may be further amended, modified, renewed, extended, or restated from time to time, the “Note”).

B.           The payment and performance of Borrower’s obligations under the Note are secured by a lien and security interest against certain assets of Borrower for which advances are made under the Note (the “Collateral”).

C.           The Loan is evidenced and secured by the following: (i) the Note, (ii) that certain Collateral Assignment of Note and Liens and Security Agreement (the “Security Agreement”), executed by Borrower for the benefit of Agent and its assigns, pursuant to which Borrower has granted to Agent, a security interest in the Collateral, and (iii) all collateral instruments securing the payment and performance of the Note including, without limitation, for each promissory note owned by Borrower covered by the Security Agreement, an allonge in the form attached to the Security Agreement, and, if such promissory note is secured by a deed of trust, a Collateral Assignment of Note, Deed of Trust and Loan Documents and Assumption in the form attached to the Security Agreement, and such other documents, agreements, assignments and instruments as Agent shall require in order to evidence, acknowledge or perfect its security interest in the Collateral, as determined by Agent in its sole discretion (collectively, as each may be amended, modified, renewed, extended, or restated from time to time, the “Collateral Documents”).  This Note, the Security Agreement, the Collateral Documents, all UCC financing statements, amendments thereto and continuation statements filed by or in favor of Agent and its assigns, all Advance Requests (as such term is defined in the Note), and all other instruments, agreements, certificates, assignments and other agreements and documents executed, entered into or delivered by any party in connection with this Note, whether prior to, on or after the Effective Date, are collectively referred to in this Agreement as the “Loan Documents”.

D.           The current Maturity Date of the Note is February 5, 2011, and Borrower has requested that Agent extend the Maturity Date of the Note to February 5, 2012.

E.           Agent is willing to extend the Maturity Date of the Note to February 5, 2012, as further set forth in this Agreement.

AGREEMENT:

NOW, THEREFORE, for and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Borrower agree as follows:

Extension Agreement – Raley Holdings, LLC – UDF IV

1.           Extension.  The Maturity Date of the Note is hereby extended to February 5, 2012.  All references in the Note to the Maturity Date shall be deemed to refer to the new Maturity Date of February 5, 2012.

2.           Borrower Representations.  Borrower represents and warrants to Agent as follows:

(a)           No event constituting an Event of Default (as defined in the Note) has occurred and is continuing.

(b)           The representations and warranties made in the Note and the other Loan Documents by Borrower and in all certificates and other documents delivered pursuant thereto are true and correct in all material respects.

(c)           All of the covenants and agreements contained in the Note and the other Loan Documents to be complied with and performed by Borrower have been duly complied with and performed in all material respects.

3.           Acknowledgment of Debt.  Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable and owing to Agent, and Borrower covenants and agrees to pay the Note, as extended by this Agreement, in accordance with its terms.

4.           Costs.  Borrower agrees to pay all costs and expenses incurred by Agent in connection with the transactions contemplated by this Agreement and the other Loan Documents, including, without limitation, reasonable fees and expenses of legal counsel to Agent.

5.           Ratification; No Waiver.  Borrower hereby represents and agrees that there are no oral agreements which modify any of the Loan Documents, and that the Loan Documents, as expressly modified herein and as previously modified pursuant to the written amendment referenced in the recitals hereto, remain unaltered and in full force and effect and constitute the entire agreement between Borrower and Agent with respect to the Loan.  Nothing herein shall constitute, and there has not otherwise occurred, any extinguishment or release of the obligations and agreements of Borrower under the Note or any of the other Loan Documents, and nothing herein shall constitute, and there has not otherwise occurred, any novation with respect to the Note.  Borrower does hereby expressly ratify and confirm that the liens and security interests created by the Loan Documents are valid and subsisting.  Borrower hereby acknowledges and agrees that Agent has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver, or consent or enter into any further agreement or modification with respect to the Loan.

6.           Binding Effect; Assignment. This Agreement shall be binding on and its successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Borrower, and shall inure to the benefit of Agent and its successors and assigns.

7.           Captions; Number or Gender of Words.  The captions in this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.  Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

Extension Agreement – Raley Holdings, LLC – UDF IV

8.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

9.           Severability.  If any provision of this Agreement shall be held invalid under any applicable laws, then all other terms and provisions of this Agreement and the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

10.           FINAL AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.  THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

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Extension Agreement – Raley Holdings, LLC – UDF IV

IN WITNESS WHEREOF, the parties hereto have caused this Agreement on this the 8th day of February, 2011, to be effective as of the Effective Date.

AGENT:

RALEY HOLDINGS, LLC,
a Nevada limited liability company

By:	/s/ Richard Raley
Name:	Richard Raley
Title:	President and Chief Financial Officer

BORROWER:

UNITED DEVELOPMENT FUNDING IV,
a real estate investment trust organized under the laws of the state of Maryland

By:	/s/ David Hanson
Name:	David Hanson
Title:	Chief Operating Officer

Extension Agreement – Raley Holdings, LLC – UDF IV